                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 2, 2004
                                                  -------------------------

                                 JS STORES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Michigan                   0-6319                   38-0686330
----------------------------      ------------              -------------------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)

  One Jackson Square, Suite 301, Jackson, Michigan                49201-8847
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code        (517) 764-6400
                                                    ----------------------------

                              JACOBSON STORES INC.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      On March 2, 2004, the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, entered an order confirming the Amended Joint Plan of Liquidation proposed by the Debtors and Debtors-in-Possession and Official Committee of Unsecured Creditors (the "Plan"). The "Debtors" are JS Stores, Inc., formerly known as Jacobson Stores Inc. (the "Company"), JSRC, Inc., formerly known as Jacobson Stores Realty Company), and JS Credit, Inc. (formerly known as Jacobson Credit Corp.).

      Claims against the Debtors and interests in the Debtors are classified into five classes under the Plan. The following table summarizes the classification of claims and interests under the Plan and the treatment of such claims and interests under the Plan:

                           CLASS                                             DESCRIPTION OF TREATMENT
                           -----                                             ------------------------
1. PRIORITY CLAIMS: claims entitled to priority in           The legal, contractual, and equitable rights of each
payment under Section 507(a) of the Bankruptcy Code, other   Allowed Priority Claim shall be left unaltered.
than Administrative Claims and Priority Tax Claims.          Holders of allowed Priority Claims shall receive
                                                             payment in full in cash.

2. SECURED CLAIMS: claims secured by a lien on               At the option of the Company's officer, with the
Debtor property or that is subject to setoff under           approval of the official committee of unsecured
Section 553 of the Bankruptcy Code, to the extent of the     creditors of the Debtors (the "Committee"), either
value of that property or to the extent of the amount
subject to setoff, as applicable, determined under           -     the legal, equitable and contractual rights to
Sections 506(a) and, if applicable, 1129(b) of the                 which any Secured Claim entitles the holder
Bankruptcy Code.                                                   shall be left unaltered,

                                                             -     the Secured Claim shall be left unimpaired in
                                                                   the manner described in Section 1124(2) of the
                                                                   Bankruptcy Code,

                                                             -     the holder of the Secured Claim shall receive
                                                                   or retain collateral securing the Secured Claim,

                                                             -     the holder of the Secured Claim shall receive
                                                                   cash in an amount equal to the value of the
                                                                   collateral securing the claim, or

                                                             -     the holder of the Secured Claim shall receive
                                                                   such other treatment as the holder may agree
                                                                   with the Company's officer, with the approval
                                                                   of the Committee.

                                                             If the value of the collateral is less than the amount
                                                             of the claim, the deficiency shall be treated as a
                                                             Class 4 General Unsecured Claim.

3. SETTLEMENT CLAIMS: claims held by specified               Settlement Claims are governed by the terms of the
banks (the "Banks"), Central States, Southeast and           stipulations and orders of settlement made by and among
Southwest Areas Pension Fund ("Central States"), or the      the Debtors and the Committee, on the one hand, and the
Pension Benefit Guaranty Corporation (the "PBGC").           Banks, Central States and the PBGC, respectively, on
                                                             the other hand, which were approved by the Bankruptcy
                                                             Court on November 20, 2003 (the "Global Settlements").
                                                             Pursuant to the Global Settlements

                                                               -   the Banks received $7,306,875 in cash,

                                                               -   Central States received $750,000 in cash, and

                                                               -   The PBGC received $1,000,000 in cash,

                                                             all in full satisfaction of their claims.

4. GENERAL UNSECURED CLAIMS: claims other than               Each holder of an allowed General Unsecured Claim will
Administrative Claims, Priority Claims, Priority Tax         receive its pro rata share of the cash available for
Claims, Secured Claims, Settlement Claims and                distribution under the Plan after provision has been
inter-company claims.                                        made for payment or reserve for all other allowed
                                                             claims, disputed claims and Plan expenses.

5  INTERESTS: the rights of the holders of the               On the effective date of the Plan, all Interests shall
Debtors' equity securities and the rights of any entity to   be cancelled and extinguished for all purposes and
purchase or demand the issuance of any equity security of    holders of Interests shall receive no distribution in
the Debtors, including common stock, Series A Preferred      respect of their Interests.
Stock Purchase Rights, stock options, warrants and
conversion rights.

      Administrative Claims and Priority Tax Claims are not classified under the Plan. The Plan provides for payment in full in cash (unless the holder agrees otherwise) of all allowed Administrative Claims and all allowed Priority Tax Claims. Inter-company claims among the Debtors will be cancelled.

      The trustee under the Variable Rate Demand Industrial Development Revenue Bonds under an Indenture dated December 1, 1985, between Franklin County, Ohio and The Central Trust Company, N.A. (the "IDR Bonds") is given an allowed Administrative Claim of $10,000 under the Plan in full satisfaction and settlement of all its claims, both as representative of the holders of the IDR Bonds and for compensation for services rendered, reimbursement of expenses and advances incurred or made under the related Trust Agreement (including reasonable compensation and expenses of counsel), and any obligation of the

Debtors for indemnification). Holders of the IDR Bonds receive no distribution under the Plan. A copy of the Plan is filed as an exhibit and is incorporated into this Item 3 by reference.

      As of March 2, 2004, the Company had 5,788,209-2/3 shares of Common Stock, par value $1.00 a share, outstanding before giving effect to the Plan. Under the terms of the Plan, no shares are reserved for future issuance in respect of claims and interests filed and allowed under the Plan and, on the effective date, all of the outstanding shares will be cancelled and no shares will be issued, outstanding or reserved for issuance.

      Information as to the assets and liabilities of the Debtors as of January 31, 2004, in the form most recently furnished to the bankruptcy court, is attached to this report as part of Exhibit 99.1 and is incorporated into this
Item 3 by reference.

ITEM 5. OTHER EVENTS

      JS Stores, Inc. (formerly known as Jacobson Stores Inc., the "Company") has filed its monthly operating report for the period commencing January 1, 2004 and ended January 31, 2004 (the "Operating Report") with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case Nos. 02-40957, 02-40959 and 02-40961.

      The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods that may be shorter or otherwise different from those contained in reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or results for the periods reflected in the Operating Report. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's performance that may not be realized and are subject to significant business and economic uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or results for future periods or the periods covered in the Company's reports. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

      The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's condition and business environment, which may cause the actual results of the

Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ultimate amount of allowed claims; the ultimate realizable value of the Company's remaining non-cash assets; and the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

      The Company has previously announced that it is liquidating all assets of the Company. In addition, as described above, under the Plan, the Company's outstanding common shares will be cancelled and holders of its common shares will receive no distributions in its bankruptcy proceedings. The Company has also previously announced that it expects that the proceeds of its liquidation will not be sufficient to repay unsecured creditors in full.

      These and other factors, including the terms of the Plan, can affect the value of the Company's various pre-petition liabilities, and common shares and other equity securities are being cancelled in the Plan without receiving any distributions. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      2.1 Amended Joint Plan of Liquidation Proposed by Debtors and Debtors-in-Possession and Official Committee of Unsecured Creditors.

      99.1 Monthly Operating Report for the period January 1, 2004 to January 31, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 15, 2004                                   JS STORES, INC.
                                             -----------------------------------
                                                         (Registrant)


                                             By:      /s/  Paul W. Gilbert
                                                --------------------------------
                                                           Paul W. Gilbert

                                             Its:  Vice Chairman of the Board
                                                 -------------------------------

                                  EXHIBIT INDEX

Exhibit Number          Document Description
2.1                     Amended Joint Plan of Liquidation Proposed by Debtors
                        and Debtors-in-Possession and Official Committee of
                        Unsecured Creditors.

99.1 Monthly Operating Report for the period January 1, 2004 to January 31, 2004.